UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  July 8, 2009

BROADCAST INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

UTAH	0-13316	87-0395567
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7050 UNION PARK AVENUE, SUITE 600 SALT LAKE CITY, UTAH	84047
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (801) 562-2252

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BROADCAST INTERNATIONAL, INC.

FORM 8-K

ITEM 3.02

Unregistered Sales of Equity Securities

On June 22, 2009 we issued 250,000 shares of our common stock to a corporation in partial compensation for the license of certain technology pursuant to a written license agreement.  The corporation is an accredited investor and was fully informed regarding the investment.  In the transaction, we relied on the exemptions from registration under the Securities Act set forth in Section 4(2) and Section 4(6) thereof.

On June 30, 2009 we issued 3,894 shares of our common stock and 2,500 shares of our common stock to two of our former directors as payment for deferred director compensation.  In the transaction, we relied on the exemptions from registration under the Securities Act set forth in Section 4(2) and Section 4(6) thereof.

In June 2009, we issued warrants to acquire up to 100,000 shares of our common stock to two consultants for services performed for us.  The warrants have a three year term and are exercisable at $1.30 per share.  The consultants were accredited investors and fully informed regarding the investment.  In the transaction, we relied on the exemptions from registration under the Securities Act set forth in Section 4(2) and Section 4(6) thereof.

In July 2009, we issued warrants to acquire up to 500,000 shares of our common stock to a consultant for services to be performed for us pursuant to a written consulting agreement.  The consultant was an accredited investor and was fully informed regarding the investment.  The warrants have an exercise price of $1.36 and expire June 30, 2010.  In the transaction, we relied on the exemptions from registration under the Securities Act set forth in Section 4(2) and Section 4(6) thereof.

In June, 2009 we issued 250,000 shares of our common stock to three former directors of the company in exchange for Restricted Stock Units previously granted to the former directors.  The directors were accredited investors and were fully informed concerning the investment.  In the transaction, we relied on the exemptions from registration under the Securities Act set forth in Section 4(2) and Section 4(6) thereof.

At various times during the three months ended June 30, 2009, we granted options to seven employees pursuant to our Long Term Incentive Plan to acquire up to an aggregate of 111,000 shares of our common stock at various prices, but not less than the fair market value on the date of grant.  In the transactions, we relied on the exemption from registration under the Securities Act set forth in Section 4(2) thereof.

All investors in the transactions described above were accredited investors and were fully informed regarding their investment.  In the transactions, we relied on the exemptions from registration under the Securities Act set forth in Section 4(2) and Section 4(6) thereof.

ITEM 9.01.

Financial Statements and Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 9, 2009.

BROADCAST INTERNATIONAL, INC.

a Utah corporation

By:

  /s/ Rodney M. Tiede

Name:

Rodney M. Tiede

Title:

President and Chief Executive Officer

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